                                  EXHIBIT 4(c)

                                 AMENDMENT NO. 2
                                       TO
                       364-DAY REVOLVING CREDIT AGREEMENT

         This Amendment No. 2 to 364-Day Revolving Credit Agreement ("Amendment") is made and entered into as of this 1st day of January, 1999, by and among The Sherwin-Williams Company ("Company"), whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association ("TCB"), as Administrative Agent, The Chase Manhattan Bank ("Chase"), as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A hereto together with each of their successors and assigns (collectively referred to as the "Lenders" and individually a "Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company, TCB, Chase, the Lenders and/or certain other financial institutions entered into that certain 364-Day Revolving Credit Agreement, dated January 3, 1997 ("Agreement"), pursuant to which the Lenders and/or certain other financial institutions agreed, on the terms and subject to the conditions contained therein, to make available to the Company the principal amount of Two Hundred Ninety Million Dollars ($290,000,000) to be used by the Company as provided in the Agreement; and

         WHEREAS, the Agreement was amended ("Amended Agreement") on March 31, 1997; and

         WHEREAS, Company has been notified by the following financial institutions that were "Lenders" under the Amended Agreement that their Commitments shall terminate effective January 1, 1999: (i) The Fuji Bank Limited, (ii) The First National Bank of Boston and (iii) The Long-Term Credit Bank of Japan, Ltd.; and

         WHEREAS, the Company, TCB, Chase and the Lenders desire to amend the Amended Agreement to: (i) reduce the aggregate Commitments of the Lenders, and the aggregate principal amount of the Facility, to an amount not to exceed One Hundred Forty Seven Million Two Hundred Thousand and 00/100 Dollars ($147,200,000), (ii) increase or decrease, as the case may be, the Commitments of the Lenders as provided on attached Schedule A, (iii) accept the election of The Fuji Bank Limited, The First National Bank of Boston and The Long-Term Credit Bank of Japan, Ltd. to withdraw as Lenders from the Facility effective January 1, 1999, (iv) add Fifth Third Bank as a Lender, and (v) revise the list of Lenders.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the parties agree as follows:

1. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings prescribed such terms in the Agreement.

2. The Commitments and Percentages set forth on Schedule A to the Amended Agreement shall be deleted and the Commitments and Percentages set forth on Schedule A hereto shall be substituted in lieu thereof.

3.       Fifth Third Bank shall be added to the Facility as a Lender.

4. The aggregate amount of the Commitments, and the aggregate amount of the Facility, shall not exceed One Hundred Forty Seven Million Two Hundred Thousand and 00/100 Dollars ($147,200,000) unless otherwise agreed to by the parties.

5. The Company represents to each of TCB, Chase and the Lenders that there are no Loans outstanding under the Facility as of the date hereof.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date indicated above.

                               THE SHERWIN-WILLIAMS COMPANY

                               By:  /s/
                                  -----------------------------
                                        CYNTHIA D. BROGAN

                               Title:   VICE PRESIDENT AND ASSISTANT
                                        TREASURER

The signature pages of each of TCB, Chase and the Lenders are attached hereto.

                               SCHEDULE A/364-DAY

                                                                AMOUNT OF                  PERCENTAGE OF              TERMINATION
INSTITUTION                                                     COMMITMENT                   COMMITMENT                   DATE
-----------                                                     ----------                 -------------               -----------
Chase Bank of Texas, N.A.                                     $10,000,000.00                   6.79%                   12/31/99
First Union National Bank of North Carolina                   $10,000,000.00                   6.79%                   12/31/99
Bank of New York                                              $10,000,000.00                   6.79%                   12/31/99
Bank of America                                               $10,000,000.00                   6.79%                   12/31/99
Key Bank N.A.                                                 $10,000,000.00                   6.79%                   12/31/99
Bank One Corporation                                          $10,000,000.00                   6.79%                   12/31/99
National City Bank                                            $10,000,000.00                   6.79%                   12/31/99
Suntrust Bank, Atlanta                                        $10,000,000.00                   6.79%                   12/31/99
ABN Amro Bank N.V.                                            $10,000,000.00                   6.79%                   12/31/99

The Bank of Nova Scotia                                       $ 7,600,000.00                   5.16%                   12/31/99
Royal Bank of Canada                                          $ 7,600,000.00                   5.16%                   12/31/99
Wachovia Bank                                                 $ 7,600,000.00                   5.16%                   12/31/99
Wells Fargo Bank                                              $ 7,600,000.00                   5.16%                   12/31/99
PNC Bank, N.A.                                                $ 7,600,000.00                   5.16%                   12/31/99

Bank of Tokyo-Mitsubishi                                      $ 4,800,000.00                   3.26%                   12/31/99
Banca Commerciale Italiana                                    $ 4,800,000.00                   3.26%                   12/31/99
Fifth Third Bank                                              $ 4,800,000.00                   3.26%                   12/31/99
Mellon Bank, N.A.                                             $ 4,800,000.00                   3.26%                   12/31/99


Total                                                        $147,200,000.00                    100%

                                  The Chase Manhattan Bank,
                                  as the Competitive Advance Facility Agent

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Date:
                                       ----------------------------------------

                                  The Chase Manhattan Bank
                                  270 Park Avenue
                                  New York, NY  10017

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------
                                  Date:
                                       ----------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$4,800,000                    3.26%


                                  The Bank of Tokyo-Mitsubishi, Ltd.
                                  Chicago Branch


                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Date:
                                       ----------------------------------------




                                  The Bank of Tokyo-Mitsubishi, Ltd.
                                  Chicago Branch
                                  227 W. Monroe St., Suite 2300
                                  Chicago, IL  60606

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$4,800,000                     3.26%



                                  Banca Commerciale Italiana
                                  Chicago Branch

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------




                                  Banca Commerciale Italiana
                                  Chicago Branch
                                  150 N. Michigan Ave., Suite 1500
                                  Chicago, IL  60601

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$10,000,000                    6.79%


                                  Chase Bank of Texas, N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Chase Bank of Texas, N.A.
                                  707 Travis Street
                                  Houston, TX  77002

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$4,800,000                    3.26%

Fifth Third Bank hereby agrees to each of the terms and conditions of that certain 364-Day Revolving Credit Agreement ("Agreement") dated as of January 3, 1997 as amended on March 31, 1997 and January 3, 1999, by and among The Sherwin-Williams Company ("Company"), whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association, as Administrative Agent, The Chase Manhattan Bank as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A to that certain amendment to the Agreement dated January 3, 1999, a copy of which has been delivered by the Company to Fifth Third Bank.

                                  Fifth Third Bank

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$7,600,000                    5.16%

                                  PNC Bank N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$10,000,000                   6.79%

                                  First Union National Bank of North Carolina


                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  First Union National Bank of North Carolina
                                  301 South College Street
                                  Charlotte, NC  28288

                                  Telephone:

                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$10,000,000                   6.79%


                                  National City Bank

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  National City Bank
                                  1900 E. Ninth Street
                                  Cleveland, OH  44114-3484

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$7,600,000                    5.16%


                                  Wachovia Bank of Georgia, N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Wachovia Bank of Georgia, N.A.
                                  191 Peachtree St., N.E.
                                  Atlanta, GA  30303

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$10,000,000                   6.79%


                                  The First National Bank of Chicago

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$10,000,000                    6.79%

                                  The Bank of New York

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  The Bank of New York
                                  One Wall Street
                                  New York, NY  10286


                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$10,000,000                   6.79%

                                  SunTrust Bank, Atlanta

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  SunTrust Bank, Atlanta
                                  25 Park Place
                                  Atlanta, GA  30303

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$4,800,000                    3.26%

                                  Mellon Bank, N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Mellon Bank, N.A.
                                  One Mellon Bank Center
                                  Pittsburgh, PA  15258-0001

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$7,600,000                    5.16%


                                  The Bank of Nova Scotia

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  The Bank of Nova Scotia
                                  600 Peachtree Street NE., Suite 2700
                                  Atlanta, GA  30308

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$7,600,000                    5.16%



                                  Wells Fargo Bank, N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Wells Fargo Bank, N.A.
                                  707 Wilshire Blvd., 16th Floor
                                  Los Angeles, CA  90017

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$10,000,000                   6.79%


                                  ABN AMRO Bank N.V.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  ABN Amro Bank N.V.
                                  One PPG Place, Suite 2950
                                  Pittsburgh, PA  15222-5400

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$10,000,000                    6.79%


                                  KeyBank National Association

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  KeyBank National Association
                                  127 Public Square
                                  Mail Code:  OH 01-27-0606
                                  Cleveland, OH  44114-1306

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------

$10,000,000                    6.79%


                                  Nationsbank, N.A.

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$7,600,000                    5.16%

                                  Royal Bank of Canada

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Royal Bank of Canada
                                  1 Liberty Plaza, 5th Floor
                                  New York, NY  10006-1404

                                  Telephone:
                                            -----------------------------------
                                  Facsimile:
                                            -----------------------------------